EXHIBIT (q)

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ David B. Adcock
David B. Adcock	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ David Gilbert
David Gilbert	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ Peri Wallace Higgins
Peri Wallace Higgins	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ Richard D. Miles
Richard D. Miles	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ William Moran
William Moran	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ Alfred C. Salvato
Alfred C. Salvato	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert W. Baird as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ Robert E. Turner
Robert E. Turner	Trustee

TURNER FUNDS

(a Massachusetts business trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint Robert E. Turner and Robert W. Baird, or either of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) or any state regulatory agency or authority that are applicable to Turner Funds (the “Trust”) and capable of being signed by power of attorney under applicable law, rule and regulation, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 12th day of December, 2016.

NAME	TITLE

/s/ Michael T. Kennedy
Michael T. Kennedy	Trustee